Other long-term investments	12 Months Ended
Dec. 31, 2019
Long Term Investments [Abstract]
Other long-term investments
8	Other long-term investments

The Group’s other long-term investments consist of securities without readily determinable fair value and over which the Group has neither significant influence nor control through investments in common stock or in-substance common stock purchased in 2018 and 2019. There was no fair value change related to the investments for the years ended December 31, 2018 and 2019. The investments are not considered material to the Group’s financial position.

As of December 31, 2018 and 2019, the Group made investments in equity investments without readily determinable fair value with an amount of US$503 and US$1,503, respectively.

As of December 31, 2019, the Group made a prepayment of US$1,000 (2018: US$nil) for a long-term equity investment. As of the date of these consolidated financial statements, the investment has not been completed.